UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) July 10, 2026
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NERDY INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39595 (Commission File Number)	98-1499860 (I.R.S. Employer Identification No.)
	8001 Forsyth Blvd., Suite 1050 St. Louis, MO	63105
	(address of principal executive offices)	(zip code)
(314) 412-1227
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NRDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Kyle Callaway as Chief Accounting Officer
Effective July 10, 2026, Nerdy Inc. (the “Company”) appointed Kyle Callaway as Chief Accounting Officer.
Mr. Callaway, age 42, has served as the Controller of the Company since January 2021 and was promoted to Vice President in 2022. During his time at Nerdy he has led the Company's accounting and reporting efforts, including those for the Company's going-public process. Mr. Callaway will report to Atul Bagga, Chief Financial Officer. Prior to joining the Company, Mr. Callaway served as Senior Director of Technical Accounting and Reporting at Post Holdings, Inc. from November 2017 to January 2021. Earlier in his career, Mr. Callaway spent ten years at PricewaterhouseCoopers LLP, most recently as an Assurance Senior Manager. Mr. Callaway holds a Master of Accountancy and a Bachelor of Science in Accountancy from the Trulaske School of Business at the University of Missouri-Columbia. He is a Certified Public Accountant licensed in Missouri.

There are no arrangements or understandings between Mr. Callaway and any other persons pursuant to which he was appointed Chief Accounting Officer, and there are no family relationships between Mr. Callaway and any director or executive officer of the Company. Additionally, there are no related party transactions between Mr. Callaway and the Company reportable under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document).
†    These exhibits constitute management contracts, compensatory plans, and arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nerdy Inc.
(Registrant)

Date: July 14, 2026	By:	/s/ Christopher C. Swenson
Name: Christopher C. Swenson
Title: Chief Legal Officer and Corporate Secretary

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